Exhibit 10.11

CONTRATO DE CESIÓN DE DERECHOS MINEROS QUE CELEBRAN POR UNA PARTE MINERA DE CORDILLERAS, S. DE R.L. DE C.V. (EN ADELANTE IDENTIFICADA COMO LA “CEDENTE”), REPRESENTADA EN ESTE ACTO SEÑOR JORGE MONSIVAIS GÁMEZ, Y POR LA OTRA PARTE, TRANSFORMACIONES Y SERVICIOS METALURGICOS, S.A. DE C.V. (EN ADELANTE IDENTIFICADA COMO LA “CESIONARIA”), REPRESENTADA EN ESTE ACTO POR EL SEÑOR FRANCISCO SILVEYRA ARIAS; MISMO QUE SUJETAN AL TENOR DE LAS SIGUIENTES DEFINICIONES, DECLARACIONES Y CLÁUSULAS:

CONTRACT OF ASSIGNMENT OF MINING RIGHTS ENTERED INTO FORCE BETWEEN MINERA DE CORDILLERAS, S. DE R.L. DE C.V. (HEREINAFTER THE “ASSIGNOR”), REPRESENTED IN THIS ACT BY MR. JORGE MONSIVAIS GAMEZ, AND TRANSFORMACIONES Y SERVICIOS METALURGICOS, S.A. DE C.V. (HEREINAFTER IDENTIFIED AS THE “ASSIGNEE”), REPRESENTED IN THIS ACT BY MR. FRANCISCO SILVEYRA ARIAS, SUBJECT TO THE FOLLOWING DEFINITIONS, STATEMENTS AND CLAUSES:

D E C L A R A C I O N E S	R E P R E S E N T A T I O N S

I. Declara la CEDENTE, por conducto de su representante:	I. The ASSIGNOR, represents through its legal representative:

1.  Que, es una sociedad minera constituida conforme a las leyes de los Estados Unidos Mexicanos, según consta en la escritura pública 42,114 de fecha  9 de noviembre de 1994, otorgada ante el licenciado Javier del Valle Palazuelos, titular de la Notaría Pública número 61 de la Ciudad de México, inscrita en el Registro Público de Comercio de su domicilio social con el folio mercantil electrónico número 344264; igualmente inscrita en el Registro Federal de Contribuyentes la clave MCO-941109-LQ2 y que, de acuerdo con su objeto social, está capacitada para ser titular de concesiones mineras y para celebrar cualquier clase de contratos que tengan por objeto derechos derivados de dichas concesiones y, por tales razones, se encuentra autorizada para celebrar este Contrato y obligarse en los términos y condiciones establecidos en este documento.

1. That it is a Mexican mining company incorporated in accordance with the laws of the Mexican United States, as evidenced in pubic instrument 42,114 dated November 9, 1994, granted before Mr. Javier del Valle Palazuelos, Notary 25 for Mexico City, registered with the Public Registry of Commerce of its corporate domicile under Commercial Folio number 344264, likewise recorded with the Federal Taxpayers’ Registry under number MCO-941109-LQ2; and that according with the company’s by-laws, it has legal capacity to hold mining concessions and to enter into any agreement thereto, therefore it has the legal capacity to enter into this Contract and be bound by the terms and conditions established herein.

2. Que, el representante de la CESIONARIA tiene facultades suficientes para actuar en nombre y representación de esta, obligándola bajo los términos y condiciones de este

2. That its legal representative has enough authority to act for and on behalf, and to bind the ASSIGNEE in terms of this Contract, which authority, as of the date of execution of this document has not been

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Contrato; facultades que, a la firma de este Contrato, no le han sido revocadas, limitadas o modificadas en forma alguna.	revoked nor modified in any manner whatsoever.

3. Que, es la única titular de los derechos derivados de las concesiones mineras que amparan los lotes denominados: “SANTA MARÍA”, título número 216532 y “PUNTO COM”, título número 228022; “MARIA”, título número 226591; “MARTIA III”, título número 231703; y “MARIA II FRACC. I”, título número 230200, las cuales se encuentran en trámite de inscripción ante el Registro Público de Minería a nombre de la CEDENTE.

3. That it is the only holder of the rights deriving from the mining concessions covering the lots: “SANTA MARÍA”, title number 216532; “PUNTO COM”, title number 228022 “MARIA”, title number 226591; “MARTIA III”, title number 231703; AND “MARIA II FRACC. I”, title 230200, which are currently in the process of being registered against title with the Mining Public Registry in the name of the ASSIGNOR.

4. Que las concesiones de nombres (1) Santa María, titulo número 216532, y (2) Punto Com título número 228022, operación formalizada mediante los siguiente instrumento jurídicos:	4. That the concessions under the name of (1) Santa Mría, title number 216532, and (2) Punto Com title number 228022, transaction formalized through the following notarial instruments:

Contrato de cesión de derechos celebrado por el Sr. Joaquín Rolando Chávez en su carácter de “CEDENTE” con la comparecencia de su Señora esposa, la C. Claudia Guadalupe Peralta Alcaraz, y por otra parte la moral MINERA DE CORDILLERAS S. DE R.L. DE C.V., representada en ese acto por el Sr. Warren Michael Rehn, contrato celebrado en fecha del 30 de marzo del 2021 en la Ciudad de Parral, Chihuahua y por parte de la moral en la Ciudad de Torreón, Coahuila.

Contract of assignment of rights executed by Mr. Joaquín Rolando Chávez as “ASSIGNOR” with the appearance of his wife, Ms. Claudia Guadalupe Peralta Alcaraz, and on the other side the company MINERA DE CORDILLERAS, S. DE R.L. DE C.V., represented in such act by Warren Michael Rehn, contract entered on March 30, 2021 in the City of Parral, Chihuahua and by the Company in the City of Torreon, Coahuila.

Contrato que fue ratificado en un primera parte por la moral MINERA DE CORDILLERAS S. DE R.L. DE C.V. ante la Fe del Licenciado Carlos Román Cepeda González, Notario Público Número 25 en funciones para el Distrito Notarial de Torreón, Coahuila en fecha del 30 de marzo del 2021, documento registrado en los libros de actos fuera de protocolo bajo el número 16.

Such Contract was ratified in first instance by the company MINERA DE CORDILLERAS, S. DE R.L. DE C.V. before Mr. Carlos Román Ceperda González, Notary 24 in functions for the Notarial District of Torreon, Coahuila on March 30, 2021, document recorded in the book of acts out of protocol under number 16.

En una segunda parte, el citado contrato fue ratificado por el Sr. Joaquín Rolando Chávez Salas en su carácter de único y universal heredero y albacea de la sucesión intestamentaría a bienes del Sr. Joaquín Rolando Chávez González, ante la Fe del Licenciado Antonio Luis Payan Barajas,

On the second instance, the referred Contract was ratified by Mr. Joaquín Rolando Chavez Salas as unique and sole heir and legal representative to the inheritance procedure (without will) on assets from Mr. Rolando Cgávez González, before Mr. Antonio Luis Payan

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Notario Público Número 5 en funciones del Distrito Judicial Hidalgo, del Estado de Chihuahua en fecha del 09 de abril del 2021, quedando registrado en el Libro de Actos Fuera de Protocolo de la Notaria referida bajo el número 159.

Barajas, Notary 5 for the Jidicial Districts in Hidalgo, State of Chihuahua on April 9, 2021, being same recorded in the Book of Acts Out of Protocol of the referred Notary under number 159.
Dicho contrato fue ingresado para su registro el 20 de abril del 2021, ante el Registro Público de Minería, tramite registrado bajo el folio número 20210900136577.	Such Contract was filed for its registration on April 21, 2021, with the Public Registry of Mining and recorded under folio number 202109001376577.

5. Que, las concesiones mineras denominadas: “MARIA”, título número 226591; “MARTIA III”, título número 231703; y “MARIA II FRACC. I”, título número 230200 se encuentran sujetas al pago de una regalía del 2% (dos por ciento) calculada sobre la base del ingreso neto de fundición (“NSR”), una vez iniciada las operaciones comerciales mineras, a favor del señor José Alfredo Cervantes Rivera en términos del contrato de cesión descrito a continuación (la “REGALÍA CERVANTES”). Y adjunto al presente como Anexo 1 para pronta referencia y conocimiento de la CESIONARIA respecto de los términos, conciciones y alcances de la REGALÍA CERVANTES.

5. That the mining concessions named: “MARIA”, title number 226591; “MARTIA III”, title number 231703; AND “MARIA II FRACC. I”, title 230200 are subject to the payment of a royalty of 2% (two percent) of the net smelter returns (“NSR”), upon commencement of the commercial mining operations at the LOTS, in favor of Mr. José Alfredo Cervantes Rivera under the assignment of rights contract described and upon (the “CERVANTES ROYALTY”). And attached to this document as Schedule 1 to this Contract a copy of the assignment of rights contract for quick reference and for the knowledge of the ASSIGNEE in respect to the terms, conditions and scope of the CERVANTES ROYALTY.

Contrato de cesión de derechos celebrado por el Sr. José Alfredo Cervantes Rivera en su carácter de “CEDENTE” con la comparecencia de su Señora esposa, la C. Claudia Guadalupe Peralta Alcaraz, y por otra parte la moral MINERA DE CORDILLERAS S. DE R.L. DE C.V., representada en ese acto por el Sr. Warren Michael Rehn, contrato celebrado en fecha del 04 de febrero del 2022 en la Ciudad de Torreón Coahuila, el cual fue ratificado ante la Fe del Licenciado Carlos Román Cepeda González, Notario Público Número 25 en funciones para el Distrito Notarial de Torreón, Coahuila en fecha del 26 de abril del 2022, documento registrado en los libros de actos fuera de protocolo bajo el número 25. Dicho contrato de fue ingresado para su registro el mes de agosto del 2023, ante el Registro Público de Minería.

Contract of assignment of rights entered by and between Mr. José Alfredo Cervantes Rivera as “ASSIGNOR” with the appearance of his wife, Ms. Claudia Guadalupe Peralta Alcaraz, and by the company, MINERA DE CORDILLERAS, S. DE R.L. DE C.V. represented therein by Mr. Warren Michael Rehn, contract entered on February 4, 2022 in the City of Torreon, Coahuilia, which was ratified before Mr. Carlos Román Cepeda González, Notary 25 for the Notarial Distruct of Torreon, Coahuila on April 26, 2022, document recorded in the book of acts out of protocol under number 25, such contract was submitted for its registration with the Public Registry of Mining in August, 2023.

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6. Que, para efectos de este Contrato, las concesiones mineras descritas en la declaración 3 anterior serán identificadas conjuntamente como los “LOTES”. Y como Anexo 2 se agrega copia de los títulos de concesión minera que ampara a los LOTES.

6. That for purposes of this Contract, the mining concessions described in declaration 3 shall be jointly identified as the “LOTS”. And as Schedule 2 to this Contract copies of the mining certificates  of the LOTS are attached hereto.

7. Que a su leal saber y entender la CEDENTE se encuentra al corriente en el cumplimiento de la obligación de presentar ante la Dirección General de Minas comprobaciones de las obras y trabajos efectuados en los LOTES, así como de la presentación de los informes técnicos y estadísticos correspondientes.

7. That to the best of its knowledge, the ASSIGNOR is current in the compliance of the obligation consisting in filing before the General Direction of Mines, proof of assessment works carried out within the LOTS, as well as on the filing of the technical and statistical corresponding reports.

8.La CEDENTE manifiesta que hasta esta fecha no ha recibido de la Dirección General de Minas oficio alguno mediante el cual se le requiera el pago de diferencias por concepto de derechos sobre minería derivado de las concesiones mineras que amparan a los LOTES.

8.The ASSIGNOR declares that as of this date, same has not received from the General Direction of Mines any official communication whereby the authority requires the payment of any balance deriving from mining duties of the mining concessions covering the LOTS.

9.Que las mojoneras que precisan la ubicación del punto de partida de cada uno de los LOTES se encuentran en buen estado de conservación, fueron construidas en los términos de las leyes aplicables y conservadas en el mismo lugar previamente aprobado por las autoridades mineras.

9.That the monuments indicating the location of the starting point of each one of the LOTS, are well preserved, were built according to the applicable laws and is maintained in the same place previously approved by the mining authorities.

10. Que, con excepción de la REGALÍA CERVANTES, los derechos derivados de las concesiones mineras que amparan a los LOTES se encuentran libres de toda carga, gravamen o limitación de dominio de cualquier naturaleza y que, a esta fecha, la CEDENTE no tiene celebrado ni celebrará contrato alguno distinto al contenido en este Contrato, ni ha ejecutado o ejecutará acto alguno respecto a los LOTES, que limite, en cualquier forma los derechos derivados de las concesiones mineras que amparan a los LOTES.

10. That, except for the CERVANTES ROYLATY, the rights derived from the mining concessions covering the LOTS are free of any lien, encumbrance, charge or ownership limitation of any nature, and that to this date, the ASSIGNOR has not entered into any agreement other than this Contract, nor has it executed nor will it execute any act in relation with the LOTS that may limit, in any way whatsoever, the rights covering the aforementioned mining concession.

11. Que la CEDENTE, en este acto, desea celebrar con la CESIONARIA, Contrato de Cesión de todos los Derechos derivados de las concesiones mineras que amparan a los LOTES.	11. That the ASSIGNOR hereby wishes to enter into, with the ASSIGNEE, this Contract of Assignment of Rights deriving from the mining concessions covering the LOTS.

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12. En fecha del 21 de octubre del 2016, se celebro por una parte el Sr. Ramon Perfecto Galindo Olivas en carácter de “PROPIETARIO” y por otra parte el Sr. Joaquín Rolando Chávez González como “ARRENDATARIO” y titular en ese momento de las concesión minera SANTA MARIA número 216532, respecto de una superfice de 1-48-48 Hectáreas, para la explotación de la concesión Minera de nombre Santa María y todos los trabajos pertinentes.

12. That on October 21, 2016, a contract was entered into by and between Mr. Ramon Perfecto Galindo olicas as “OWNER” and by the other party by Mr. Joaqín Rolando Chavez González as “LESSOR” and holder at that time of the mining concession SANTA MARIA, number 216532, on a surface of 1-48-48 Hectares, for the exploitation of the mining concession Santa Maria and all related works.

13. Que en fecha del 04 de octubre del 2019, se celebró una cesión de derechos del convenio de ocupación temporal descrito previamente, en el que el Sr. Joaquín Rolando Chávez González, cede los derechos del citado contrato a la empresa MINERA DE CORDILLERAS S. DE R.L. DE C.V., representada en ese acto por el Sr. Jorge Monsiváis Gámez, contrato adjunto al presente marcado como ANEXO 3:, referido en el presente como el “CONTRATO SUPERFICIAL”.

13. That on October 4, 2019, a Contract of Assignment of Rights of the temporary occupancy agreement previously described was entered into with Mr. Rolando Chávez González, ehwreby he assigns the rights derived from the referred contract to the company MINERA DE CORDILLERAS, S. DE R.L. DE C.V., represented therein by Mr. Jorge Monsiváis Gámez, attached hereto as Schedule 3:, referred herein as the SUPERFICIAL CONTRACT”

II. Declara la CESIONARIA por conducto de su representante:	II. The ASSIGNEE represents through its representative:

1.  Que es una sociedad minera constituida conforme a las leyes de los Estados Unidos Mexicanos, según consta en la escritura pública 15,824 de fecha  23 de octubre de 2009, otorgada ante el licenciado José Sergio Miller Mata, titular de la Notaría Pública número 5 de la Ciudad de Hidalgo del Parral, Chihuahua, inscrita en el Registro Público de Comercio de su domicilio social con el folio mercantil electrónico número 2946*7; igualmente inscrita en el Registro Federal de Contribuyentes la clave TSM-091023-SK9 y que, de acuerdo con su objeto social, está capacitada para ser titular de concesiones mineras y para celebrar cualquier clase de contratos que tengan por objeto derechos derivados de dichas concesiones y, por tales razones, se encuentra autorizada para celebrar este Contrato y obligarse en los términos y condiciones establecidos en este documento.

1. That it is a Mexican mining company incorporated in accordance with the laws of the Mexican United States, as evidenced in pubic instrument 15,824 dated October 23, 2009 , granted before Mr. José Sergio Miller Mata, Notary 5 for the City of Hidalgo del Parral, Chihuahua, registered with the Public Registry of Commerce of its corporate domicile under Commercial Folio number 2946*7, likewise recorded with the Federal Taxpayers’ Registry under number TSM-091023-SK9; and that according with the company’s by-laws, it has legal capacity to hold mining concessions and to enter into any agreement thereto, therefore it has the legal capacity to enter into this Contract and be bound by the terms and conditions provided herein.

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2. Que el representante de la CESIONARIA tiene facultades suficientes para actuar en nombre y representación de esta, obligándola bajo los términos y condiciones de este Contrato; facultades que, a la firma de este Contrato, no le han sido revocadas, limitadas o modificadas en forma alguna.

2. That its legal representative has enough authority to act for and on behalf, and to bind the ASSIGNEE in terms of this Contract; which authority, as of the date of execution of this document has not been revoked nor modified in any manner whatsoever.

3. Que la CESIONARIA conoce el estado legal que guardan las concesiones mineras que amparan a los LOTES.	3.That the ASSIGNEE declares to know the legal status of the mining concessions that cover the LOTS.

4. Que la CESIONARIA adquiere de la CEDENTE el 100% de todos los derechos y obligaciones que derivan del títulos de concesión minera que amparan a los LOTES, en donde se encuentre y en el estado en el que se encuentre, con todas sus fallas, derechos, beneficios, condiciones y características (bajo el principio que en derecho anglosajón se conoce como “as is where is”), razón por la cual la CESIONARIA celebra con la CEDENTE este documento, con la finalidad de adquirir los mismos, en los términos de este Contrato.

4. That the ASSIGNEE acquires from the ASSIGNOR 100% of the rights and obligations deriving from the mining concession that cover the LOTS, on an “as is where is” basis, with all its failures, rights, benefits, conditions and particularities, under the terms and conditions hereof, by virtue of which the ASSIGNEE enters into this instrument with the ASSIGNOR, in order to acquire said rights under the terms of this Contract

5. Que, dado que desea adquirir del CEDENTE, todos los derechos y obligaciones que derivan de las concesiones mineras que ampara a los LOTES, incluyendo sin limitarse la obligación de pago de la REGALÍA CERVANTES, así como los derechos y obligaciones del CONTRATO SUPERFICIAL, la CESIONARIA desea celebrar con el CEDENTE este Contrato con la finalidad de adquirir los mismos.

5. Given that it wishes to acquire from the ASSIGNOR all of the rights and obligations deriving from the mining concessions covering the LOTS, including but not limited to the obligation of payment of the CERVANTES ROYALTY, as well as the rights and obligations of the SUPERFICIAL CONTRACT, the ASSIGNEE wishes to enter into this contract with the ASSIGNOR in order to acquire said rights.

III. Declaran conjuntamente la CEDENTE y la CESIONARIA, por conducto de sus respectivos representantes:	III. The ASSIGNOR and the ASSIGNEE jointly represent, through their corresponding legal representatives:

1. Que la totalidad de los LOTES se expidieron con anterioridad al 9 de mayo de 2023; esto es, antes de que entrase en vigor la Reforma a la Ley Minera publicada mediante Decreto en el Diario Oficial de la Federación el 8 de mayo del mismo año (en adelante identificado como el “DECRETO”).

1. That all the LOTS were issued prior to May 9th, 2023, that is, before the effective date of the Amendments to the Mining Law enacted through a Decree in the Official Gazette of the Federation dated May 8th, 2023 (hereinafter identified as the “DECREE”).

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2. Que derivado de lo anterior, la CEDENTE, independientemente de las diferentes Acciones de Inconstitucionalidad presentadas respecto del DECRETO, presentó Amparo ante la Justicia Federal con fecha de presentación del 19 de junio de 2023 dentro del termino que marca la Ley, con la intención de que el citado DECRETO no se aplique en forma negativa a las concesiones mineras que amparan a los LOTES, mismo Amparo que actualmente se encuentra en trámite por lo reciente de su presentación.

2. That based on the foregoing, the ASSIGNOR, with independence to the different Unconstitutional Actions filed against the DECREE, filed its own Amparo before the Federal Justice on June 19, 2023 within the term set forth in the Law, with the intention that the said DECREE is not adversely applicable to the mining concessions covering the LOTS, which Amparo is currently in process of being resolved due to its recent filing.

3. Que a la fecha de celebración de este Contrato, se encuentra pendiente además la expedición del Reglamento a las Reformas publicadas mediante el DECRETO, por lo que en cuanto el mismo sea publicado, ambas partes determinarán lo procedente para asegurar la continuidad y plena validez de este Contrato ante terceros y ante autoridades, por lo que ambartas trabajaran de manera conjunta a efecto que el presente contrato quede debidamente registrado ante el Registro Público de Mineria.

3. That as of the date of execution of this Contract it is still pending the publication of the Regulations of the Amendments to the Mining Law enacted through the DECREE, for which as soon as they are posted, both parties will determine the actions to be carried out to ensure the continuance and effectiveness of this Contract before third parties and authorities, reason why both parties shall jointly wirk in order for this Contract to be duly recorded with the Public Registry of Mining.

4. Que independientemente de la fecha de entrada en vigor de este Contrato entre las partes a partir de la ratificación del mismo ante Notario, el mismo se encuentra sujeto tanto a las Acciones de Inconstitucionalidad y Amparo presentado por la CEDENTE en contra del DECRETO y en su oportunidad ambas partes acuerdan llevar a cabo cualquier gestión que se pueda requerir para garantizar la continuidad y validez de este Contrato.

4. That regardless the effective date of this Contract between the parties upon the ratification of the same before a Notary Public, this Contract is subject to the Unconstitutional Actions and the Amparo filed by the ASSIGNOR against the DECREE and both parties agree to undertake any procedures or actions that may be required to ensure the continuance and effectiveness of this Contract.

Dadas las declaraciones anteriores, la CEDENTE y la CESIONARIA (en lo sucesivo y de manera conjunta las “Partes”) convienen en las siguientes:	In virtue the above-mentioned representations and warranties, the ASSIGNOR, and the ASSIGNEE (hereinafter and collectively the “Parties”) agree upon the following:

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C L Á U S U L A S:	C L A U S E S:

PRIMERA. La CEDENTE, de acuerdo con los términos y condiciones establecidas en este Contrato, en este acto transmite a la CESIONARIA y la CESIONARIA adquiere, sin reserva ni limitación alguna, la titularidad y todos los derechos que derivan de las concesiones mineras que amparan a los LOTES, incluyendo la obligación de pago de la REGALÍA CERVANTES por lo que LAS PARTES deberán celebrar la cesión definitiva a favor de la CESIONARIA.

FIRST. The ASSIGNOR, on the terms and subject to the conditions set forth in this Contract, hereby transfers to the ASSIGNEE and the ASSIGNEE hereby acquires, without limitation of any nature whatsoever, the totality of the rights and obligations deriving from the mining concessions covering the LOTS, including the obligations of payment of the CERVANTES ROYALTY, reason wy the PARTIES shall execute the definitive assignment in favor of ASSIGNOR.

Esta cesión surtirá efectos entre las Partes en los términos de este Contrato y conforme a la legislación aplicable.	This Assignment of Rights is valid and effective between the Parties in the terms of this Contract and in accordance with the applicable legislation.
Las Partes están de acuerdo en identificar la fecha de firma que se indica en la parte final del presente Contrato de Cesión de Derechos como la “Fecha Efectiva”.	The Parties agree to identify the date of execution indicated at the end of this Contract as the “Effective Date”.

SEGUNDA. La contraprestación que paga la CESIONARIA a la CEDENTE, por la cesión de derechos objeto de este Contrato, es la cantidad total de $1,500,000.00 dls. (un millón quinientos mil dólares 00/100 moneda de los Estados Unidos de América), más el Impuesto al Valor Agregado (IVA) correspondiente, misma cantidad que la CEDENTE recibe precisamente en la Fecha Efectiva, otorgando en este acto a la CESIONARIA el finiquito más amplio correspondiente en términos de ley por lo que respecta a dicha cantidad.

SECOND. The consideration that the ASSIGNEE pays to the ASSIGNOR FOR the assignment of rights under this Contract, is the amount of US$1,500,000.00 (one million five hundred thousand dollars 00/100 currency of the United States of America), plus the corresponding Value Added Tax (VAT), which amounts the ASSIGNOR receives on the Effective Date, granting to the ASSIGNEE the broadest discharge in terms of law with respect to such amount.

LAS PARTES, están de acuerdo en que el pago por la cantidad antes descrita será realizado por medio de transferencia bancaria que realizará la persona moral denominada como TRAFIGURA MEXICO S.A. DE C.V. (“TRAFIGURA”), en virtud de un contrato de financiamiento que la CESIONARIA celebró con anterioridad a la fecha de firma de este instrumento, mediante el envío previo de una carta instrucción firmada por la CESIONARIA, en donde se detallan los datos bancarios que

THE PARTIES agree that payment for the aforementioned amount will be made through a wire transfer to be carried out by the legal entity called TRAFIGURA MEXICO S.A. DE C.V. (“TRAFIGURA”), pursuant to a financing agreement entered into by the ASSIGNEE prior to the execution of this instrument, by means of submission of an instruction letter signed by the ASSIGNEE, detailing the banking information that the ASSIGNOR has

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el mismo CEDENTE a proporcionado a la CESIONARIA con anterioridad a la firma de este contrato, y en la que se indica que la transferencia bancaria deberá llevar como referencia: “Pago a cuenta de TSM”.

provided to the ASSIGNEE before the execution of this contract, and in which it is indicated that the wire transfer must bear the reference: “Payment on behalf of TSM”.

Es así que, tanto CEDENTE como CESIONARIA están de acuerdo en que el pago de la contraprestación a que refiere esta cláusula lo podrá realizar TRAFIGURA, como gasto a cuenta de terceros. Para lo cual, la CEDENTE se obliga a emitir en este acto, a favor y a nombre de la CESIONARIA, el comprobante fiscal que corresponda por la operación consignada en este instrumento, y en su momento, el complemento de pago en que deberá identificar la forma de liquidación y el que deberá cumplir con los requisitos consignados por la regla 2.7.1.12. de la Resolución Miscelánea Fiscal 2023.

Thus, both ASSIGNOR and ASSIGNEE agree that TRAFIGURA may make the payment of the consideration referred to in this clause as an expense on behalf of third parties. To this end, the ASSIGNOR undertakes to issue, in this act, in favor and in the name of the ASSIGNEE, the corresponding invoice for the transaction stated in this instrument, and, when applicable, the payment complement that must identify the method of settlement and must comply with the requirements set forth in rule 2.7.1.12. of the 2023 Fiscal Miscellaneous Resolution.

En cuanto al Impuesto al Valor Agregado, la CESIONARIA tendrá derecho al acreditamiento del mismo en los términos de la Ley de dicho impuesto y su Reglamento.	Regarding the Value Added Tax, the ASSIGNEE will be entitled to credit the same in accordance with the Law of said tax and its Regulations.

En ese sentido, la CEDENTE reconoce y acepta que la CESIONARIA instruya que, el pago de la contraprestación aquí consignada, lo podrá realizar TRAFIGURA, sin que ello signifique un incumplimiento a las obligaciones de la CESIONARIA, y por lo que dicha erogación se deberá considerar un pago a cuenta de terceros, teniéndose por legal y efectivamente cumplida la obligación de pago de la propia CESIONARIA.

In this regard, the ASSIGNOR acknowledges and accepts that the ASSIGNEE instructs the payment of the consideration stated herein to be made by TRAFIGURA, without this implying a breach of the obligations of the ASSIGNEE. Therefore, such expenditure shall be considered a payment on behalf of third parties, and the obligation to pay by the ASSIGNEE shall be deemed legally and effectively fulfilled.

Así, cada una de las partes deberá llevar a cabo el cálculo de los impuestos que correspondan a cada una de ellas, por la operación contenida en este instrumento, y realizar el pago provisional y/o definitivo de impuestos de acuerdo a lo establecido por la Legislación y Reglamentación aplicables.

Thus, each party must calculate the taxes corresponding to each of them for the transaction contained in this instrument and make the provisional and/or final tax payment in accordance with the applicable Legislation and Regulations.

TERCERA. Regalía. Una vez iniciada la producción comercial en los LOTES, la CESIONARIA pagará a la CEDENTE una regalía equivalente al 1.5% (uno punto cinco por ciento) calculada sobre la base del	THIRD. Royalty. the ASSIGNEE shall pay to the ASSIGNOR a royalty equal to1.5% (one point five percent) of the net smelter returns (“NSR”) obtained on Au and Ag, to a cap of

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ingreso neto de fundición (“NSR”) de minerales de oro y plata y hasta un monto máximo de $1,000,000.00 dls. (un millón de dólares 00/100 moneda de los Estados Unidos de América), más el Impuesto al Valor Agregado (IVA) correspondiente, en los términos y condiciones previstos en el Anexo 3 que se adjunta al presente Contrato, formando parte integral del mismo (la “REGALÍA CORDILLERAS”).

US$1,000,000.00 (one million dollars 00/100 currency of the United States of America), plus the corresponding Value Added Tax (VAT), under the terms and conditions provided in the Schedule 3 attached to this Contract (the “CORDILLERAS ROYALTY”).

Las Partes acuerdan que la CESIONARIA podrá comprarle a la CEDENTE la titularidad y el derecho a recibir la REGALÍA CORDILLERAS en cualquier momento, siempre y cuando la CESIONARIA no haya iniciado la producción comercial en los LOTES, por la cantidad total de $500,000.00 dls. (quinientos mil dólares 00/100 moneda de los Estados Unidos de América), más el Impuesto al Valor Agregado (IVA) correspondiente.

The Parties agree that the ASSIGNEE may purchase from the ASIGNOR the holdership and right to receive the CORDILLERAS ROYALTY at any time, provided however that the ASSIGNEE has not started the commercial production on the LOTS, in the total amount of US$500,000.00 (five hundred thousand dollars 00/100 currency of the United States of America), plus the corresponding Value Added Tax (VAT)

CUARTA. A partir de la Fecha Efectiva de este Contrato, la CESIONARIA será la única responsable de cualquier obligación, contingencia o requerimiento que, en su caso existan en los LOTES, así como todas aquellas que surjan a partir de dicha Fecha Efectiva, y de cualquier índole derivadas de o relacionadas con los LOTES y originadas de la propia naturaleza de estos, incluyendo, pero sin limitarse a todas las responsabilidades de carácter ambiental, laboral y fiscal en los términos de la legislación aplicable.

FOURTH. Upon the Effective Date of this Contract, the ASSIGNEE shall assume all the existing liabilities, obligations, contingencies, or requirements on the LOTS, as well as those arising from the Effective Date, and of any nature derived from or related to the LOTS and originated from their own nature, including but not limited to all liabilities arising under applicable environmental, labor and tax laws.

Asimismo, a partir de la Fecha Efectiva, la CESIONARIA será responsable de dar cumplimiento a las obligaciones que derivan de los títulos de concesión minera que amparan a los LOTES.	Likewise, as from the Effective Date, the ASSIGNEE shall comply with each and all obligations deriving from the titles of mining concession covering the LOTS.

QUINTA. Las Partes ratificarán el contenido y firmas de este Contrato ante Fedatario Público y se obligan a cooperar de manera activa y conjunta para obtener la inscripción de este Contrato en el Registro Público de Minería, en los términos de las disposiciones legales aplicables.

FIFTH.  The Parties shall ratify before a Notary the content and signatures of this Contract and will actively and jointly cooperate to obtain the registration of this Contract with the Public Registry of Mining in terms of the applicable legal provisions.

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Así mismo LA CEDENTE se obliga a dar continuación al Juicio de Amparo promovido ante la Justicia Federal, en contra del DECRETO y las nuevas disposiciones legales y reforma que sufrió la Ley Minera.	Likewise, ASSIGNORR commits itself to continue to follow the Amparo procedure filed with the Federal Justice against the DECREE and the new legal provisions and amendments to the Mining Law.

Acorde a lo contemplando en artículo 23 de la Ley Minera en donde se dispone que La Secretaría puede autorizar la trasmisión de la titularidad de concesiones mineras, LA CEDENTE deberá otorgar una poder con facultades suficientes respecto de LOS LOTES a las personas que EL CESIONARIO le indique, a efecto de que esta pueda dar tramite, defensa judicial y oponer cualquier medio legal en caso de que dicha trasmisión no sea autorizada por parte de la Autoridad pertinente.

In terms of Article 23 of the Mining Law, which states that the Ministry may authorize the transfer of holdership of mining concessions, ASSIGNOR shall grant a power of attorney with enough authority to the individuals elected by ASSIGNEE, in order for them to continue the legal defense and oppose any legal procedure should this transfer may bot be approved by the competent authority.

LAS PARTES acuerdan que en caso de negativa definitiva por parte de la Autoridad para la trasmisión total de la titularidad de LOS LOTES ambas trabajarán de manera conjunta para lograr dicha trasmisión y registro de este contrato, y en el supuesto que después de los medios legales pertinentes sea negada de manera definitiva la trasmisión de LOS LOTES, las partes deberán restituirse las prestaciones económicas otorgadas así como la posesión legal y física de LOS LOTES y el CONTRATO SUPERFICIAL, realizando los tramites y formalizando los instrumentos jurídicos necesarios, pagando los gastos que esto genere correra a cargo de LAS PARTES de manera equitativa.

PARTIES agree that should any definitive negative by the Authority on the transfer ofg the holdership of the LOTS, both of them shall jointly work in order to achieve such transfer and the registration of this contract and, in the event that after the legal procedures are completed the transfer of the LOTS is definitively denied, then the parties shall reimburse the economic payments granted, as well as the legal and physical possession of the LOTS and of the SUPERFICIAL CONTRACT, carrying out and formalizing the legal instruments, paying the costs derived in an equitative manner by each PARTY.

SEXTA. Gastos, Honorarios e Impuestos. Todos los gastos, honorarios y derechos que se causen con motivo del otorgamiento e inscripción de este Contrato serán por cuenta de la CESIONARIA.	SIXTH. Expenses, Fees and Taxes. All the expenses, fees and taxes caused because of the execution and registration of this Contract shall be borne by the ASSIGNEE.

Lo anterior, salvo por lo que se refiere a los honorarios y gastos en que incurra la CEDENTE por concepto de asesoría legal o de cualquier otra índole, y el Impuesto Sobre la Renta a cargo de la CEDENTE.

The foregoing except for the legal fees or any other expenses incurred by the ASSIGNOR and the Income Tax of the ASSIGNOR.

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Conforme a los términos de la Ley del Impuesto al Valor Agregado, por el pago que reciba la CEDENTE, ésta trasladará y desglosará en forma expresa el Impuesto al Valor Agregado correspondiente, conforme a los artículos aplicables de la Ley citada, así como aplicables del Código Fiscal de la Federación.

Pursuant to the provisions of the Value Added Tax Law, for the payment that the ASSIGNOR has received, it shall transfer and separate in an express manner, the amount corresponding to the Value Added Tax, pursuant to the applicable articles of the abovementioned Law, as well as those applicable articles of the Fiscal Code of the Federation.

SÉPTIMA. Comunicaciones. Todas las comunicaciones que se hagan las Partes conforme a este Contrato serán por escrito, entregadas en sus domicilios en forma fehaciente o por medio de facsímile contraseñado y, al efecto, las partes señalan los siguientes domicilios:

SEVENTH. Communications.  All communications to be made among the Parties pursuant to this Agreement shall be in writing, delivered at their domiciles; and, for such purpose, the parties designate the following domiciles:

LA CEDENTE:

MINERA DE CORDILLERAS, S. DE R.L. DE C.V.

Calle Río Tamesis No. 2505

Col. Las Magdalenas

Torreon, Coahuila, México

C.P. 27010

Atención: Sr. Jorge Monsiváis Gámez

Tel. 52 (871) 747-5750

E-mail: jorge.monsivais@minerawilliam.mx

THE ASSIGNOR:

MINERA DE CORDILLERAS, S. DE R.L. DE C.V.

Calle Rio Tamesis, No. 2505

Col. Las Magdalenas

Torreon, Coahuila, Mexico

C.P. 27010

Attention: Mr. Jorge Monsiváis Gámez

Phone 52 (871) 747-5750

E-mail: jorge.monsivais@minerawilliam.mx

Con copia para: Warren Rehn President and Chief Executive Officer Golden Minerals Company 350 Indiana Street Suite 800 Golden, CO 80401 USA Tel: 1(303) 839-5060 E-mail: warren.rehn@goldenminerals.com	With a copy to: Warren Rehn President and Chief Executive Officer Golden Minerals Company 350 Indiana Street Suite 800 Golden, CO 80401 USA Phone: 1(303) 839-5060 E-mail: warren.rehn@goldenminerals.com

LA CESIONARIA:

TRANSFORMACIONES Y SERVICIOS METALURGICOS, S.A. DE C.V.

Carretera Municipal de Parral a la Esmeralda Km. 2.7

Colonia Almaceña Hidalgo

del Parral, Chihuahua

Atención: Sr. Francisco Silveyra Arias

Teléfono: (627) 525 7058

Email: gerencia_admva@tsmacv.com

THE ASSIGNEE:

TRANSFORMACIONES Y SERVICIOS METALURGICOS, S.A. DE C.V.

Carretera Municipal de Parral a la Esmeralda Km. 2.7

Colonia Almaceña Hidalgo

del Parral, Chihuahua

Attention: Sr. Francisco Silveyra Arias

Phone: (627) 525 7058

Email: gerencia_admva@tsmacv.com

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Con copia para: Lic. Eduardo Vega García Calle Bernal Díaz del Castillo #308 Colonia San Felipe, Chihuahua Chihuahua, C.P. 31203 eduardo.vega@lextratega.com	With copy to: Mr. Eduardo Vega García Calle Bernal Díaz del Castillo #308 Colonia San Felipe, Chihuahua Chihuahua, C.P. 31203 eduardo.vega@lextratega.com

Cualquier cambio de domicilio o de representante se comunicará por escrito, entregado en forma fehaciente. No obstante, lo anterior, si cualquiera de las partes omite notificar a la otra de cualquier cambio de domicilio, se entenderá que las notificaciones efectuadas en el último domicilio señalado serán plenamente válidas y surtirán todos sus efectos.

Any change of address or representative shall be communicated in writing and delivered conclusively. Notwithstanding the foregoing, if any of the parties fails to notify the other of any change of address, it is understood that the notifications made to the last domicile pointed out will be fully valid.

OCTAVA. Ausencia de Lesión. Las Partes, no obstante, la naturaleza de este documento, declaran expresamente que en las convenciones objeto de este no existe lesión y, aun cuando la hubiese, renuncian expresamente al derecho de pedir la nulidad relativa de que tratan los artículos 2228 y 2239 del Código Civil para el Distrito Federal y sus correlativos del Código Civil Federal.

EIGHTH. Absence of Injury. Notwithstanding the nature of this document, the Parties expressly declare that no injury derives from the covenants contained in this document and, even in case it might exist, they expressly waive the right to request the relative nullity referred to in articles 2228 and 2239 of the Civil Code for the Federal District, the corresponding articles of the Federal Civil Code.

Para todos los efectos legales a que haya lugar, las partes reconocen que los títulos de concesión minera que amparan a los LOTES han sido debidamente expedidos por la autoridad administrativa correspondiente en cumplimiento a las disposiciones legales aplicables en México.

For all legal purposes, the parties acknowledge that the titles of mining concession covering the LOTS have been correctly issued by the competent administrative authority in compliance of the applicable legal provisions in Mexico.

NOVENA. Leyes Aplicables y Jurisdicción. Este contrato que se celebra en términos del artículo 78 del Código de Comercio es de naturaleza mercantil, por lo que, para lo que no esté expresamente aquí pactado y para la interpretación y cumplimiento del mismo se aplicará la Ley Minera, su Reglamento y el Código de Comercio, así como, en su carácter de supletorio, el Código Civil Federal, para lo no previsto en los primeros.

NINTH. Applicable Laws and Jurisdiction. This Agreement which is entered into in terms of article 78 of the Commerce Code, are of a mercantile nature; therefore, for all that not expressly agreed upon herein and for the interpretation of and compliance with same, the Mining Law, its Regulations and the Commerce Code shall apply, and for all that is not mentioned in the abovementioned laws and regulations, the Federal Civil Code.

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Todas las controversias que deriven resulten, o se relacionen con este Contrato, serán resueltas definitivamente ante los tribunales competentes de la Ciudad de Chihuahua, Chihuahua renunciando a cualquier jurisdicción que pudiese corresponderles en razón de sus actuales o futuros domicilios o por cualquier otra causa.

All disputes arising from and/or in connection with this Agreement shall be definitively settled by the courts of the City of Parral, Chihuahua, Chihuahuam resigning to any jurisdiction that may correspond to them by virtue of their current or future domiciles or because of any other reason.

DECIMA. Encabezados. Las Partes reconocen que los encabezados de las Cláusulas, apartados, puntos y secciones en que se divide este Contrato, se han puesto únicamente para facilitar la lectura de este documento, por tanto, dichos encabezados carecen de cualquier valor interpretativo o vinculativo.

TENTH. Headings. The Parties acknowledge that the headings of the clauses, sections and paragraphs that divide this Contract will not be deemed as part of these Agreements but will be regarded as having been used for convenience only.

DECIMA PRIMERA. Idioma. El presente Contrato se celebra en inglés y en español. En caso de cualquier discrepancia, prevalecerá la versión en español.	ELEVENTH. Language. This Contract is executed in both English and its translation into Spanish. In case of discrepancy, the Spanish version will prevail.

Este documento es hecho en cuatro ejemplares, uno para cada una de las partes, uno para fines notariales y el restante para su inscripción en el Registro Público de Minería, y una vez leído, lo ratifican en todos sus términos y firman, para debida constancia el 30 de noviembre del año 2023, en la Ciudad de Chihuahua, Estado de Chihuahua.

This document is made in four counterparts, one for each one of the Parties, one more for notary purposes and the remaining for its registration with the Mining Public Registry, and once read, they ratify it in all its terms and sign for the record on November 30, 2023 in the City of Chihhuahua, State of Chihuahua.

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HOJA EXCLUSIVAMENTE HABILITADA PARA LAS FIRMAS DEL CONTRATO DE CESIÓN DE DERECHOS MINEROS CELEBRADO ENTRE MINERA DE CORDILLERAS, S. DE R.L. DE C.V. (IDENTIFICADA COMO LA “CEDENTE”) Y POR LA OTRA PARTE, TRANSFORMACIONES Y SERVICIOS METALURGICOS, S.A. DE C.V. (IDENTIFICADA COMO LA “CESIONARIA”)

MINERA DE CORDILLERAS, S. DE R.L. DE C.V.

Representada por / Represented by:

JORGE MONSIVAIS GAMEZ

TRANSFORMACIONES Y SERVICIOS METALURGICOS, S.A. DE C.V.

Representada por / Represented by:

FRANCISCO SILVEYRA ARIAS

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